Exhibit 10.34


          THIS SUBLEASE effective this 1st day of January 1996, between

ARISTA INVESTORS CORP., a New York corporation, having an office at 116

John Street, New York, New York (hereinafter called the "Sublessor"), and

ARISTA INSURANCE COMPANY, a New York corporation, having an office at 116

John Street, New York, New York (hereinafter called the "Subtenant");

                            W I T N E S S E T H:
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          1.   Premises.  Sublessor hereby leases to Subtenant and
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Subtenant hereby hires from Sublessor, for a term commencing on January 1,

1996, on a month-to-month basis, storage room # 7 on the 13th floor in the building known as 116 John Street, located in the City and State of New

York (hereinafter called the "Subleased Premises").

          2.    Underlying Lease.  Sublessor and Subtenant agree that this
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Sublease shall be subject (except as hereinafter expressly provided) to all of the terms, covenants and conditions of the lease between HACIENDA

INTERCONTINENTAL REALTY, N.V., as landlord, and Sublessor, as tenant, dated

January 1, 1996 being hereinafter called the "Underlying Lease." A copy of the Underlying Lease has been examined by and delivered to Subtenant. The terms, covenants and conditions contained in the Underlying lease shall, as between Sublessor and Subtenant constitute the terms, covenants and conditions of this Sublease except to the extent that they are inapplicable hereto or inconsistent herewith. Subtenant agrees to observe and perform the terms, covenants and conditions on its Part to be observed and performed hereunder as well as those applicable terms, covenants and



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conditions to be observed and performed by the tenant under the Underlying

Lease; and Subtenant agrees to be bound by the provisions of the Underlying

Lease; and the remedies of the parties as Sublessor and Subtenant hereunder shall be the same as the respective remedies of the landlord and tenant under the Underlying Lease. Nothing in this Sublease contained shall be construed to create privity of estate or of contract between Subtenant and

Sublessor's landlord. Subtenant shall not do or permit to be done any act or thing which will constitute a breach or violation of any of the terms,

covenants or conditions of the Underlying Lease. Subtenant will indemnify and hold harmless Sublessor from and against all loss, costs, damages,

expenses and liability including reasonable attorney's fees, which the

Sublessor may incur or pay out by reason of any injuries to person or property occurring in, on or about the Subleased Premises or by reason of any breach or default hereunder on Subtenant's part, or by reason of any work done in or to the Subleased Premises, or by reason of any breach or default hereunder on Subtenant's part, or any act of negligence on the part of the Subtenant; with regard, however, to any risk or happening not covered by the insurance hereinafter provided for, Subtenant shall not be liable to Sublessor for any loss arising out of Sublessor's own negligence or willful misconduct. Subtenant shall in no case have any rights with respect to the Subleased Premises greater than the Sublessor's rights under the

Underlying Lease, and Sublessor shall have no liability arising



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out of this Sublease for any matter whatsoever for which Sublessor does not have coextensive rights, as tenant, against the landlord under the

Underlying Lease.

          3.   Rent.  Notwithstanding anything to the contrary contained
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herein or in the Underlying Lease, the parties agree as follows: Subtenant shall pay to Sublessor 100.0% of the "fixed rent" and "additional rent"

paid by Sublessor to the Landlord as provided in the Underlying Lease,

throughout the term of this Sublease. "Fixed rent" and "additional rent"

shall be payable in accordance with the terms of the Underlying Lease one

(1) day before same is payable by the Sublessor to the Landlord. Said rent shall be paid at the office of Sublessor or at such other place as

Sublessor may designate, without any offset or deduction whatsoever.

          4.   Use.  Subtenant may use and occupy the Subleased Premises
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for executive offices and for no other purpose.

          5.   No Representation.  Subtenant represents that Subtenant is
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leasing the Subleased Premises "as is." In making and executing this

Sublease, Subtenant has not relied upon or been induced by any statements or representations of any persons other than those, if any, set forth expressly in this Sublease in respect of the physical condition of the

Subleased Premises or this transaction which might be pertinent in considering the leasing of the Subleased Premises or the execution of this

Sublease. Subtenant has, on the contrary, relied solely on such representations, if any, as are expressly made herein and on such



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investigations, examinations and inspections as Subtenant has chosen to make or has made. Subtenant acknowledges than Sublessor has afforded

Subtenant the opportunity for full and complete investigation, examination and inspection.

          6.   Sublessor's Reasonable Approval.  Sublessor's refusal to
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consent or to approve any matter, whenever Sublessor's consent or approval is required under this Sublease or under the Underlying Lease, shall be deemed reasonable if, inter alia, Sublessor's landlord has refused to give
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such consent or approval.

          7.   Notices.  Notices and other communications hereunder shall
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be in writing and shall be given or made by certified mail addressed to the parties at their addresses set forth above, or at any other address which either party may designate for such purpose by a written notice. Sublessor shall attempt to give prompt notice of any default hereunder by telephone.

          8.   Time Limits.  The time limits provided in Section 17 of the
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Underlying Lease are changed for the purposes of this Sublease as follows:

3 days for a First Notice of non-payment of rent or any other default; 3 days to cure such default; and 1 day for a Second Notice (cancellation).

          9.   Termination of Underlying Lease.
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The parties agree that this agreement may be cancelled by either party serving a thirty (30) days written cancellation notice upon the other party to Subtenant by reason thereof.



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          10.  Lease Valid.  Sublessor represents that the Underlying Lease is
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valid and in effect and that, except as provided therein, there are no limitations or restrictions of any kind upon Sublessor's power and right to make this Sublease.

          11.  Assignment and Subletting.  Subtenant shall not assign
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(whether by operation of law or otherwise}, mortgage, encumber this

Sublease or sublet the Subleased Premises without Sublessor's written consent which may be unreasonably withheld, and, in any event, subject to the provision of Sections 11 and 39 of the Underlying Lease. A transfer of

50% or more equity or voting control of Subtenant or any merger,

consolidation or reorganization of Subtenant shall be considered an assignment.

          12.  Insurance.  Subtenant shall maintain with respect to the
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Subleased Premises comprehensive general public liability insurance with the minimum limits prescribed in the Underlying Lease, insuring Landlord and Sublessor as well as Subtenant against bodily injury or death to persons, and against damage to property as therein provided, and rent or rental value insurance against loss of rent or rental value due to fire,

including extended coverage endorsement. Subtenant shall deliver a certificate of such insurance to Sublessor simultaneously with the execution of this Sublease. Such insurance policy shall be placed with a company qualified to do business in the State of New York and approved by

Sublessor, and shall provide that it cannot be cancelled without at least ten days' prior notice to
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Sublessor. Subtenant shall also maintain fire and extended coverage insurance covering Subtenant's leasehold improvements, fixtures and equipment in an amount equal to at least 80% of the full insurable value thereof.

          13.  Security Deposit.  Upon signing this Sublease, Subtenant
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shall deposit with Sublessor the sum of $ 0.00 as security for the performance by the Subtenant of all of the terms, covenants and conditions of this Sublease on Subtenant's part to be performed. Sublessor shall have the right, without notice to Subtenant and regardless of the exercise of any other remedy Sublessor may have by reason of a default to apply any part of said deposit to cure any default of Subtenant, and, if Sublessor does so, Subtenant shall upon demand, deposit with Sublessor the amount so applied so that Sublessor shall have the full deposit on hand at all times during the term of this Sublease. The security deposited under this

Sublease shall not be assigned or encumbered by Subtenant without the prior written consent of Sublessor, and any such assignment or encumbrance shall be void.

          14.  Captions.  The paragraph captions in this Sublease are used
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for convenience in finding the subject matters, and are not to be taken as part of this instrument, or to be used in determining the intent of the parties, or otherwise interpreting this instrument.

          15.  Successors and Assigns.  This Sublease shall apply to and
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bind the respective successors and assigns of the parties



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hereto but this paragraph shall not be construed as a consent to any assignment or subletting by the Subtenant.

          16.  No Broker.  Subtenant represents to Sublessor that this
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Sublease was not brought about by any broker and that no negotiations respect to the terms of this Sublease were conducted by or through any broker. Subtenant agrees that should any claim be made for commissions, by any other broker, by, through or on account of any acts of Subtenant or its representative, Subtenant will hold Sublessor free and harmless from any and all labilities and expenses in connection therewith.



          IN WITNESS WHEREOF, this sublease has been duly executed on the

1st, day of February, 1996.
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                              ARISTA INVESTORS CORP.

                              By: /s/ BERNARD KOOPER
                                 --------------------------------
                                 BERNARD KOOPER, PRESIDENT



                              ARISTA INSURANCE COMPANY

                              By: /s/ STANLEY MANDEL
                                 --------------------------------
                                 STANLEY MANDEL, PRESIDENT